ANNUAL REPORT
TO SHAREHOLDERS

December 31, 2001

>  CASH RESERVE FUND

Class B and Class X
Common Stock
(Retail Shares)

(ZIEGLER LOGO)

(NORTH TRACK LOGO)
SHARPEN YOUR FOCUS

ANNUAL REPORT
TO SHAREHOLDERS

December 31, 2001

>  CASH RESERVE FUND

Class B and Class X
Common Stock
(Retail Shares)

(NORTH TRACK LOGO)
SHARPEN YOUR FOCUS

ANNUAL REPORT
TO SHAREHOLDERS

December 31, 2001

>  CASH RESERVE FUND

Class Y
Common Stock
(Institutional Shares)

                            NORTH TRACK FUNDS, INC.
                               CASH RESERVE FUND

                               PRESIDENT'S LETTER
                         ANNUAL REPORT TO SHAREHOLDERS
                               DECEMBER 31, 2001

                                                               February 25, 2002

DEAR SHAREHOLDER:

I am pleased to provide our first annual report for the Cash Reserve Fund under our new name, North Track Funds, Inc. We adopted the North Track name in March 2001, because we thought it better describes who we are, and what our fund family is all about. That is, solid portfolio fundamentals and sound portfolio construction.

Our philosophy is highlighted across our various index funds, which represent the largest of America's large-cap companies. Beyond that, we offer three sector-specific funds that focus on the technology, health care and financial services sectors. At the foundation of every well-planned investment strategy is a stable, highly liquid money market product, such as the Cash Reserve Fund.

The safety and security of money market funds was tested in 2001, as many investors flocked to the sidelines in response to falling share prices across the board, and even more so in light of the horrendous terrorist attacks of September 11.

We are still feeling the affects of a lingering recession and the terrorist attacks, and over the year, saw a shift in investor sentiment to caution and safety. Amid this uncertainty, the Cash Reserve Fund provided investors a safe-haven of attractive income and safety of principal. The Fund began the year with total net assets of $149,726,912 on December 31, 2000 and finished the year with $211,048,507.

Despite a difficult market environment, our long-term funds, as well as the Cash Reserve Fund's inflows finished the year in positive territory. As a percentage of net assets, we saw an 8.4% increase of net inflows across our family of funds. We believe the confidence this inflow reflects in us is attributable to our emphasis on long-term investing and sticking to a strategy regardless of short-term bumps in the road.

While nobody appreciates a difficult market environment, we certainly believe it tests the construction of an investor's long-term financial plan. The following pages contain manager commentary regarding the performance of the Cash Reserve Fund during 2001, as well as other important information regarding your investment. We thank you for the trust you placed with us and look forward to a fruitful year.

Very truly yours,

/S/Robert J. Tuszynski

Robert J. Tuszynski
President

This report contains information for existing shareholders of North Track Funds, Inc. It does not constitute an offer to sell. If an investor wishes to receive more information about the funds, the investor should obtain a prospectus, which includes a discussion of each fund's investment objective and all sales charges and expenses of the relevant fund(s).

                            ANNUAL REPORT COMMENTARY
                               DECEMBER 31, 2001

Throughout 2001, short-term rates fell significantly as the U.S. economy slipped into a recession. The significance of the economic weakness led the Federal Reserve to reduce interest rates 475 basis points (4.75%) over the calendar year
- leaving the Federal Funds rate at 1.75% as of 12/31/01.

As a consequence of the Federal Reserve's accommodative monetary policy, money market rates have declined significantly. Over the period, the three month LIBOR fell 451 basis points (4.51%) to end the period at 1.88%, and the one-year LIBOR fell 356 basis points (3.56%) to end the period at 2.44%.

In response to this lower rate environment, we lengthened the Cash Reserve Fund's maturity over the calendar year from 52 days to 72 days by late summer. By year-end, we had moved the Fund's average maturity back to 57 days, based on our anticipation that the easing cycle has come to an end and economic growth will gain momentum in 2002. The lengthening of the average maturity allowed the Fund to maintain its gross yield, while at the same time its peers with shorter maturities experienced lower yields due to reinvestment risk. We anticipate the Fund's gross yield will increase in 2002 as short rates move higher.

As of 12/31/01, the Fund's holdings were allocated as follows: Commercial Paper 57%, Corporate 24%, Government 10%, and Money Market Funds 9%.

NOTE ON FORWARD-LOOKING STATEMENTS

Except for historical information contained in this annual report for North Track Funds, Inc., the matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform act of 1995. These include any advisor, sub-advisor and/or fund manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in the current Prospectus, other factors bearing on these reports include the accuracy of the advisor's and any sub-advisor's or fund manager's forecasts and predictions, and the appropriateness of the investment programs designed by the advisor, any sub-advisor or fund manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of any Fund to differ materially as compared to benchmarks associated with the particular Fund.

                      CLASS X COMMON STOCK (RETAIL SHARES)
                              FINANCIAL HIGHLIGHTS

  The table below presents information for a share of capital stock of North Track Funds, Inc.' s. Cash Reserve Fund outstanding for the periods indicated. You should read this information in conjunction with the financial statements and related notes.

                                                                              FOR THE YEARS ENDED DECEMBER 31,
                                                             ------------------------------------------------------------------
                                                              2001           2000           1999           1998           1997
                                                             ------         ------         ------         ------         ------
(Selected data for each retail share of the Fund
outstanding throughout the periods)

Net asset value, beginning of period                         $  1.00        $  1.00        $  1.00        $  1.00        $  1.00
                                                             -------        -------        -------        -------        -------

Income from investment operations:
     Net investment income                                      0.03           0.06           0.04           0.05           0.05
Less distributions:
     Dividends from net investment income                      (0.03)         (0.06)         (0.04)         (0.05)         (0.05)
                                                             -------        -------        -------        -------        -------
Net asset value, end of period                               $  1.00        $  1.00        $  1.00        $  1.00        $  1.00
                                                             -------        -------        -------        -------        -------
                                                             -------        -------        -------        -------        -------

Total investment return (a)<F1>                                3.37%          5.64%          4.35%          4.77%          4.80%

Ratios/Supplemental Data:
     Net assets, end of period (nearest thousand)           $142,125       $113,595       $136,998       $147,995       $122,710
     Ratio of expenses to average net assets (b)<F2>           0.96%          0.80%          0.90%          0.89%          0.86%
     Capital contributions (a)<F1>                                --             --             --             --          0.13%
     Ratio of net investment income
       to average net assets (b)<F2>                           3.23%          5.50%          4.26%          4.65%          4.71%

(a)<F1> In 1997 the advisers made capital contributions to offset losses in securities. Without those capital contributions, the adjusted total returns would have been 4.67% for 1997.
(b)<F2> For the years ended December 31, 1999, 1998 and 1997, the Fund's adviser and administrator voluntarily waived a portion of their fees. Without these voluntary waivers and expense reimbursements, the ratios of net investment income and expenses to average net assets would have been as follows:

                                                                              FOR THE YEARS ENDED DECEMBER 31,
                                                             ------------------------------------------------------------------
                                                              2001           2000           1999           1998           1997
                                                             ------         ------         ------         ------         ------
     Ratio of expenses to average net assets                  n/a            n/a            0.93%          0.96%          0.94%
     Ratio of net investment income
       to average net assets                                  n/a            n/a            4.23%          4.58%          4.63%

  The accompanying notes to financial statements are an integral part of these statements.

                  CLASS Y COMMON STOCK (INSTITUTIONAL SHARES)
                              FINANCIAL HIGHLIGHTS

                                                                              FOR THE YEARS ENDED DECEMBER 31,
                                                             ------------------------------------------------------------------
                                                              2001           2000           1999           1998           1997
                                                             ------         ------         ------         ------         ------
(Selected data for each institutional share of the Fund
  outstanding throughout the periods)

Net asset value, beginning of period                         $  1.00        $  1.00        $  1.00        $  1.00        $  1.00
                                                             -------        -------        -------        -------        -------
Income from investment operations:
     Net investment income                                      0.04           0.06           0.05           0.05           0.05

Less distributions:
     Dividends from net investment income                      (0.04)         (0.06)         (0.05)         (0.05)         (0.05)
                                                             -------        -------        -------        -------        -------
Net asset value, end of period                               $  1.00        $  1.00        $  1.00        $  1.00        $  1.00
                                                             -------        -------        -------        -------        -------
                                                             -------        -------        -------        -------        -------

Total investment return (b)<F4>                                3.78%          6.01%          4.67%          5.15%          5.21%

Ratios/Supplemental Data:
     Net assets, end of period (nearest thousand)            $62,250        $32,800        $10,536        $19,889        $33,057
     Ratio of expenses to average net assets (a)<F3>           0.56%          0.50%          0.58%          0.48%          0.45%
     Capital contribution (b)<F4>                                 --             --             --             --          0.17%
     Ratio of net investment income
       to average net assets (a)<F3>                           3.57%          6.00%          4.54%          5.06%          5.10%

(a)<F3> For the years ended December 31, 1999, 1998 and 1997 the adviser and administrator voluntarily waived a portion of their fees. Without these voluntary waivers, the ratios would have been as follows:

                                                                              FOR THE YEARS ENDED DECEMBER 31,
                                                             ------------------------------------------------------------------
                                                              2001           2000           1999           1998           1997
                                                             ------         ------         ------         ------         ------
     Ratio of expenses to average net assets                  n/a            n/a            0.62%          0.55%          0.54%
     Ratio of net investment income to average net assets     n/a            n/a            4.50%          4.99%          5.01%

(b)<F4> During 1997, the adviser made capital contributions to offset losses in securities. Had the adviser not made capital contributions, the adjusted total return would have been 5.04%.

  The accompanying notes to financial statements are an integral part of these statements.

               CLASS B COMMON STOCK (CONTINGENT DEFERRED SHARES)
                              FINANCIAL HIGHLIGHTS

                                                                                                   FOR THE PERIOD FROM
                                                                                                    DECEMBER 15, 1999
                                                           FOR THE YEARS ENDED DECEMBER 31,         (COMMENCEMENT OF
                                                           --------------------------------        OPERATIONS) THROUGH
                                                               2001                2000             DECEMBER 31, 1999
                                                           ------------        ------------        -------------------
(Selected data for each Class B share of the Fund
  outstanding throughout the period)

Net asset value, beginning of period                         $  1.00             $  1.00                $  1.00
                                                             -------             -------                -------

Income from investment operations:
     Net investment income                                      0.03                0.05                     --

Less distributions:
     Dividends from net investment income                      (0.03)              (0.05)                    --
                                                             -------             -------                -------
Net asset value, end of period                               $  1.00             $  1.00                $  1.00
                                                             -------             -------                -------
                                                             -------             -------                -------

Total investment return                                        2.75%               5.05%                  3.47%*<F5>

Ratios/Supplemental Data:
     Net assets, end of period (to nearest thousand)          $6,674              $3,332                   $117
     Ratio of expenses to average net assets                   1.60%               1.40%                  1.39%*<F5>
     Ratio of net investment income to average net assets      2.40%               4.94%                  3.47%*<F5>

*<F5>  Annualized.

  The accompanying notes to financial statements are an integral part of these statements.

                                 BALANCE SHEET
                               DECEMBER 31, 2001

ASSETS:
   Investments in securities, at amortized cost and value:
       U.S. government and agency obligations                     $ 20,150,240
       Corporate investments                                       169,488,226
       Money market investments                                     19,585,073
       Collateral for loaned securities                             23,086,688
   Receivable for fund shares sold                                     909,972
   Interest receivable                                               1,333,734
   Other assets                                                          5,479
                                                                  ------------
       Total assets                                                234,559,412
                                                                  ------------

LIABILITIES:
   Payable for capital shares redeemed             $   166,318
   Dividends payable (Retail Class X)                      203
   Dividends payable (Institutional Class Y)            52,213
   Dividends payable (Retail Class B)                      126
   Management fees                                      36,769
   Accrued expenses                                    168,588
   Collateral on securities loaned, at value        23,086,688
                                                   -----------
       Total liabilities                                            23,510,905
                                                                  ------------
NET ASSETS                                                        $211,048,507
                                                                  ------------
                                                                  ------------

NET ASSETS CONSIST OF:
   Capital stock                                                  $211,034,726
   Undistributed net investment income                                   8,803
   Undistributed accumulated net realized gain                           4,978
                                                                  ------------
       Net Assets                                                 $211,048,507
                                                                  ------------
                                                                  ------------

RETAIL CLASS X
   Net assets (in 000's)                                          $    142,125
   Shares issued and outstanding                                       142,118
   Net asset value and redemption price per share                        $1.00

INSTITUTIONAL CLASS Y
   Net assets (in 000's)                                          $     62,250
   Shares issued and outstanding                                        62,247
   Net asset value and redemption price per share                        $1.00

RETAIL CLASS B
   Net assets (in 000's)                                          $      6,674
   Shares issued and outstanding                                         6,673
   Net asset value and redemption price per share                        $1.00

  The accompanying notes to financial statements are an integral part of this statement.

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001

INVESTMENT INCOME:
   Interest                                                         $7,340,710
   Gain on paydowns                                                      5,366
   Security lending revenue - net                                        9,034
                                                                    ----------
        Total investment income                                      7,355,110
                                                                    ----------

EXPENSES:
   Investment advisory fees                            353,199
   Administration fees                                 264,899
   Shareholder service fees Class X                    327,917
   Distribution fees Class X                           198,173
   Distribution fees Class B                            47,882
   Professional fees                                   102,179
   Depository fees                                      30,878
   Director fees                                        11,905
   Registration fees                                    52,165
   Transfer agent                                       53,023
   Pricing                                               4,115
   Printing and postage fees                           105,978
   Miscellaneous expenses                                6,709
                                                     ---------
        Net expenses                                 1,559,022

NET INVESTMENT INCOME                                                5,796,088
NET REALIZED GAIN FROM INVESTMENT SALES                                    455
                                                                    ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $5,796,543
                                                                    ----------
                                                                    ----------

  The accompanying notes to financial statements are an integral part of this statement.

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 FOR THE             FOR THE
                                                                                YEAR ENDED          YEAR ENDED
                                                                               DECEMBER 31,        DECEMBER 31,
                                                                                   2001                2000
                                                                               ------------        ------------
OPERATIONS:
   Net investment income                                                       $  5,796,088        $  8,481,005
   Net realized gain (loss) from investment sales                                       455              (2,014)
                                                                               ------------        ------------
        Net increase in net assets resulting from operations                      5,796,543           8,478,991
                                                                               ------------        ------------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued                                                  543,498,027         371,801,436
   Net asset value of shares issued in distributions                              4,955,795           7,584,546
   Cost of shares redeemed                                                     (487,135,970)       (377,315,916)
                                                                               ------------        ------------
        Net increase in net assets from capital share transactions               61,317,852           2,070,066
                                                                               ------------        ------------

DISTRIBUTIONS TO SHAREHOLDERS:
   Class X Shares                                                                (1,453,810)         (7,279,517)
   Class Y Shares                                                                (4,224,596)         (1,135,907)
   Class B Shares                                                                  (114,394)            (57,375)
                                                                               ------------        ------------
        Total distributions                                                      (5,792,800)         (8,472,799)
                                                                               ------------        ------------
        Total increase in net assets                                             61,321,595           2,076,258

NET ASSETS:
   Balance at beginning of period                                               149,726,912         147,650,654
                                                                               ------------        ------------
   Balance at end of period                                                    $211,048,507        $149,726,912
                                                                               ------------        ------------
                                                                               ------------        ------------

  The accompanying notes to financial statements are an integral part of these statements.

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2001

1.   ORGANIZATION --

North Track Funds, Inc. ("North Track"), registered under the Investment Company Act of 1940 as an open-end management investment company, is a series company with ten funds: Tax-Exempt Fund, Government Fund, S&P100 Plus Fund, Achievers Fund, PSE Tech 100 Index Fund, Cash Reserve Fund, Wisconsin Tax-Exempt Fund, Managed Growth Fund, Dow Jones U.S. Health Care 100 Plus Fund and Dow Jones U.S. Financial 100 Plus Fund. This report presents information only for the Cash Reserve Fund (the "Fund"). Information regarding the other funds is presented in separate reports. The assets and liabilities of each fund are segregated and a shareholder's interest is limited to the fund in which the shareholder owns shares.

The Fund is a separate series of North Track, offering three share classes; Retail (Classes X and B) and Institutional (Class Y).

Each class of shares has identical rights and privileges, except with respect to shareholder service fees and distribution fees paid by Retail Shares, voting rights on matters affecting a single Class of shares and the exchange privileges of each Class of shares.

2.   SIGNIFICANT ACCOUNTING POLICIES --

The following is a summary of the significant accounting policies of the Fund:

   a) Valuation of Investments - Money market instruments are valued at amortized cost, which the Directors have determined in good faith constitutes fair value. The Fund's use of amortized cost is subject to the Fund's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940.

   b) Interest Income - Interest income consists of interest accrued and discount earned (including both original issue and market discount) on the investments of the Fund, accrued ratably to the date of expected maturity. Premiums are amortized on the investments of the Fund, accrued ratably to the date of expected maturity.

   c) Federal Income Taxes - The Fund intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for Federal income or excise taxes is necessary.

        The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for Federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. Accordingly, on December 31, 2001 reclassifications were made to decrease undistributed net investment income by $5,366 and increase accumulated net realized gain by $5,366.

   d) Expense Allocation - The Fund bears all costs of its operations other than expenses specifically assumed by B.C. Ziegler and Company ("BCZ") (with whom certain officers and directors of North Track are affiliated). BCZ is a wholly owned subsidiary of The Ziegler Companies, Inc. Expenses incurred by North Track with respect to any two or more funds in the series are allocated in proportion to the average net assets of each fund, except where allocations of direct expenses in each fund can otherwise be made fairly. Net investment income, including expenses, other than class specific expenses and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day.

   e) Distributions to Shareholders - Dividends from net investment income of the Cash Reserve Fund are declared daily and paid monthly.

   f) Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   g) The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that was effective for fiscal years beginning after December 15, 2000. The adoption has had no material effect on the operations of the Fund.

3.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH RELATED PARTIES --

   a) Investment Advisory Fees - BCZ is the Investment Advisor to the Fund. For its services under the Investment Advisory Agreement, the advisor receives from the Fund a fee accrued daily and paid monthly at an annual rate equal to 0.20% of the Fund's average daily net assets. For the year ended December 31, 2001, the Fund incurred total Advisory fees of $353,199.

   b) Administration Fees - Pursuant to an Administrative Services Agreement, BCZ provides the Fund with general office facilities and supervises the overall administration of the Fund. For these services, BCZ receives a fee computed daily and payable monthly totalling 0.15% of average daily net assets up to $200 million, and 0.10% of such assets over $200 million. For the year ended December 31, 2001, the Fund incurred administration fees of $264,899.

   c) BCZ has an Accounting and Pricing Agreement with North Track to provide accounting and pricing services to the Fund. In addition, the Fund pays BCZ distribution fees and shareholder service fees for shareholder accounts maintained by BCZ instead of the applicable transfer agent fees. The total amount of the fees paid to BCZ for the year ended December 31, 2001 were as follows:

                                                                            COMMISSION &
           SHAREHOLDER SERVICE CLASS X      DISTRIBUTION - CLASS X     DISTRIBUTION - CLASS B       FUND ACCOUNTING
           ---------------------------      ----------------------     ----------------------       ---------------
                     $327,917                      $183,469                    $1,813                   $56,166

4.  LINE OF CREDIT --

North Track has an available line of credit of $15,000,000. However, the Fund's borrowings, by investment restriction, cannot exceed 10% of the total net assets not including the borrowings. Interest expense incurred in connection with such borrowings was not material during the year. Borrowings under this arrangement bear interest approximating the then current Prime Rate. Each Fund's policies allow borrowings for temporary or emergency purposes.

5.  SECURITIES LENDING --

The Fund may lend securities from time to time in order to earn additional income. The Fund receives initial collateral in the form of cash or U.S Treasury obligations against the loaned securities of at least 102% and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. North Track also continues to receive interest or dividends on the securities loaned. The cash collateral is invested in cash equivalents authorized by the Funds. The cash equivalents are limited to securities issued by or fully guaranteed by the U.S. Government; securities issued by agencies or enterprises of the U.S. Government; securities meeting pre-established rating criteria or qualified money market portfolios. Invested collateral must also meet maturity requirements. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of North Track. As with other extensions of credit, there is risk of delay in recovering a loaned security if the borrower defaults. Securities lending will only be done with parties that North Track deems credit worthy. At December 31, 2001, substantially all of the securities loaned were lent to one approved borrower (Morgan Stanley & Co.).

The value of the cash collateral at period end is reported on each Fund's Balance Sheet. Earnings from the cash collateral is recorded on the Statements of Operations.

6.  CAPITAL SHARE TRANSACTIONS --

   (a) North Track has authorized common stock of ten billion shares with a par value of $.001 per share. Its shares are divided into ten mutual fund series: Wisconsin Tax-Exempt Fund, Government Fund, Tax-Exempt Fund, S&P 100 Plus Fund, Achievers Fund, PSE Tech 100 Index Fund, Managed Growth Fund, Cash Reserve Fund, Dow Jones U.S. Health Care 100 Plus Fund and Dow Jones U.S. Financial 100 Plus Fund. Each Fund (other than the Cash Reserve Fund) has designated Class A (front-end load) shares. In addition, the S&P 100 Plus Fund, Achievers Fund, PSE Tech 100 Index Fund, Managed Growth Fund, Dow Jones U.S. Health Care 100 Plus Fund and Dow Jones U.S. Financial 100 Plus Fund also have designated Class B (contingent deferred sales charge) shares. The S&P 100 Plus Fund, Achievers Fund, PSE Tech 100 Index Fund, Managed Growth Fund, Government Fund, Dow Jones U.S. Health Care 100 Plus Fund and Dow Jones U.S. Financial 100 Plus Fund also have designated Class C (front-end and contingent deferred sales charge) shares. The Cash Reserve Fund has designated three classes of shares: Class X (Retail Shares); Class B (CDSC Retail Shares); and Class Y (Institutional Shares). The authorized shares of common stock may be allocated to any of the above Funds or to new funds as determined by the Board of Directors. The shares of each Fund have equal rights and privileges with all other shares of that Fund.

   (b) Shown below is the Capital share activity, in thousands, during the years ended December 31, 2000 and December 31, 2001.

                                           CLASS X      CLASS Y       CLASS B
                                           -------      -------       -------
       SHARES OUTSTANDING
          AT DECEMBER 31, 1999             137,002       10,531           117
                                           -------     --------        ------
          Shares sold                      211,618      151,932         8,251
          Shares reinvested                  7,269          265            51
          Shares redeemed                 (242,298)    (129,930)       (5,088)
                                           -------     --------        ------
       SHARES OUTSTANDING
          AT DECEMBER 31, 2000             113,591       32,798         3,331
                                           -------     --------        ------
          Shares sold                      221,991      314,129         7,378
          Shares reinvested                  4,218          630           108
          Shares redeemed                 (197,682)    (285,310)       (4,144)
                                           -------     --------        ------
       SHARES OUTSTANDING
          AT DECEMBER 31, 2001             142,118       62,247         6,673
                                           -------     --------        ------
                                           -------     --------        ------

7. DISTRIBUTIONS TO SHAREHOLDERS --

   There were no significant differences between the book basis and tax basis of distributable earnings as of December 31, 2001 and distributions for the year ended December 31, 2001.

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2001

                                                                                      MATURITY         INTEREST          VALUE
  PAR VALUE    DESCRIPTION                                                              DATE             RATE          (NOTE 2A)
  ---------    -----------                                                            --------         --------        ---------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 9.6%

FEDERAL AGRICULTURAL MORTGAGE CORPORATION (FARMER MAC)
 $1,057,000    FAMC Discount Note                                                     02/04/02          1.990%        $  1,055,014
                                                                                                                      ------------
               Total Federal Agricultural Mortgage Corporation                                                           1,055,014
                                                                                                                      ------------

FEDERAL HOME LOAN BANK (FHLB)
    250,000    FHLB Note                                                              11/15/02          6.250%             257,850
  1,000,000    FHLB Note                                                              07/08/02          6.190%           1,010,923
  1,000,000    FHLB Note                                                              06/28/02          5.250%           1,008,343
    100,000    FHLB Note                                                              05/17/02          5.435%             100,487
  5,280,000    FHLB Note                                                              08/15/02          6.000%           5,359,515
  1,110,000    FHLB Note                                                              05/01/02          6.750%           1,119,972
  5,025,000    FHLB Note                                                              02/15/02          6.750%           5,039,916
    100,000    FHLB Note                                                              02/11/02          5.015%             100,293
    200,000    FHLB Note                                                              01/22/02          4.875%             200,070
                                                                                                                      ------------
               Total Federal Home Loan Bank                                                                             14,197,369
                                                                                                                      ------------

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)
    555,000    FHLMC Discount Note                                                    05/29/02          3.800%             546,329
  1,600,000    FHLMC Note                                                             05/15/02          5.500%           1,608,836
                                                                                                                      ------------
               Total Federal Home Loan Mortgage Corporation                                                              2,155,165
                                                                                                                      ------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
    450,000    FNMA Discount Note                                                     11/29/02          2.220%             440,787
  1,000,000    FNMA Medium Term Note                                                  05/01/02          6.830%           1,008,777
  1,290,000    FNMA Medium Term Note                                                  03/15/02          5.375%           1,293,128
                                                                                                                      ------------
               Total Federal National Mortgage Association                                                               2,742,692
                                                                                                                      ------------
               Total U.S. Government and Agency Obligations                                                             20,150,240
                                                                                                                      ------------

CORPORATE SECURITIES -- 80.3%

BONDS AND NOTES
  2,000,000    AT&T Capital Corporation Medium Term Notes                             02/04/02          6.750%           2,008,393
  3,355,000    American General Finance Corporation Senior Notes                      07/01/02          7.450%           3,410,125
  1,000,000    Associates Corporation Senior Notes                                    07/15/02          6.500%           1,020,695
  2,000,000    Associates Corporation Senior Notes                                    07/15/02          6.375%           2,024,836
  1,993,000    Associates Corporation Senior Notes                                    07/15/02          5.875%           2,012,309
    100,000    Associates Corporation Senior Notes                                    02/15/02          5.500%              99,994
  2,500,000    Associates Corporation Rule 144A Private Placement Bonds               02/04/02          2.280%(b)<F7>    2,500,307
  2,000,000    CIT Group Holdings Corporation Medium Term Senior Notes                12/15/02          6.150%           2,069,090
  1,000,000    CIT Group Holdings Corporation Notes                                   08/01/02          6.375%           1,023,082
  3,000,000    CIT Group Holdings Corporation Subordinated Notes                      02/01/02          9.500%           3,016,828
  2,050,000    DuPont EI De Nemours Company Notes                                     10/15/02          6.750%           2,122,974
    200,000    Ford Motor Credit Corporation Notes                                    06/15/02          8.000%             203,348
  2,000,000    General Electric Capital Corporation Global Medium Term Notes          10/01/02          6.700%           2,068,115
  1,000,000    General Electric Capital Corporation Global Medium Term Notes          04/15/02          5.500%           1,008,428
  1,000,000    General Electric Capital Corporation Global Medium Term Notes          03/01/02          7.000%           1,005,655
  1,000,000    General Electric Capital Corporation Global Medium Term Notes          03/01/02          5.510%           1,002,009
  2,400,000    General Motors Acceptance Corporation Medium Term Notes                07/08/02          6.300%           2,425,743
  3,850,000    General Motors Acceptance Corporation Medium Term Notes                01/10/02          6.625%           3,851,916
  2,000,000    Household Finance Corporation Medium Term Notes                        03/27/02          2.100%(a)<F6>    2,000,675
  1,650,000    John Deere Capital Corporation Senior Medium Term Notes                09/19/02          6.320%           1,695,057
  1,000,000    John Deere Capital Corporation Senior Medium Term Notes                01/15/02          6.750%           1,001,552
  2,000,000    Merrill Lynch & Company Notes                                          09/19/02          6.640%           2,048,591
  2,000,000    Merrill Lynch & Company Medium Term Senior Notes                       08/26/02          7.070%           2,062,559
  1,500,000    Merrill Lynch & Company Medium Term Senior Notes                       02/08/02          2.510%(b)<F7>    1,500,706
  1,000,000    Merrill Lynch & Company Medium Term Notes                              01/15/02          5.710%           1,001,223
  2,000,000    Merrill Lynch & Company Medium Term Notes                              01/15/02          2.530%(b)<F7>    2,000,103
    500,000    Norwest Financial Corporation Senior Notes                             11/01/02          6.250%             516,262
  2,500,000    Norwest Financial Corporation Senior Notes                             02/15/02          7.875%           2,517,449
                                                                                                                      ------------
               Total Corporate Bonds                                                                                    49,218,024
                                                                                                                      ------------

COMMERCIAL PAPER
  3,000,000    American Express Credit Corporation                                    01/30/02          1.840%           2,995,553
  2,000,000    American Express Credit Corporation                                    01/29/02          1.850%           1,997,122
  3,000,000    American Express Credit Corporation                                    01/08/02          2.020%           2,998,822
  2,000,000    American General Finance Corporation                                   01/22/02          2.460%           1,997,130
  2,500,000    American General Finance Corporation                                   01/18/02          1.850%           2,497,816
  1,750,000    American General Finance Corporation                                   01/11/02          1.870%           1,749,091
    400,000    Asset Securitization Cooperative Corp.                                 01/25/02          1.800%             399,520
  6,000,000    Asset Securitization Cooperative Corp.                                 01/18/02          1.720%           5,995,127
  1,600,000    Asset Securitization Cooperative Corp.                                 01/17/02          1.850%           1,598,685
  2,000,000    Asset Securitization Cooperative Corp.                                 01/07/02          1.870%           1,999,377
  2,000,000    Chevron Texaco                                                         02/07/02          1.750%           1,996,403
  6,000,000    Chevron Texaco                                                         01/30/02          1.780%           5,991,477
  2,000,000    Chevron Texaco                                                         01/29/02          1.850%           1,997,122
  2,500,000    Citicorp                                                               01/18/02          1.850%           2,497,816
  2,000,000    Citicorp                                                               01/14/02          1.750%           1,998,736
  1,500,000    Citicorp                                                               01/04/02          1.870%           1,499,766
  4,617,000    Enterprise Funding Corporation                                         01/17/02          1.900%           4,613,101
  1,500,000    Enterprise Funding Corporation                                         01/10/02          1.930%           1,499,276
  2,500,000    Enterprise Funding Corporation                                         01/04/02          1.860%           2,499,605
  1,015,000    Enterprise Funding Corporation                                         01/03/02          1.850%           1,014,896
  1,500,000    General Electric Capital Corporation                                   02/25/02          1.830%           1,495,806
  2,200,000    General Electric Capital Corporation                                   01/18/02          2.050%           2,197,871
  1,300,000    General Electric Capital Corporation                                   01/10/02          1.840%           1,299,402
  1,500,000    Household Finance Corporation                                          02/05/02          1.770%           1,497,419
  2,000,000    Household Finance Corporation                                          01/18/02          1.850%           1,998,253
  1,000,000    Household Finance Corporation                                          01/16/02          1.930%             999,196
  2,000,000    Household Finance Corporation                                          01/14/02          1.930%           1,998,606
  1,500,000    Household Finance Corporation                                          01/11/02          1.880%           1,499,217
  4,000,000    IBM Credit Corporation                                                 01/11/02          1.800%           3,998,000
  1,000,000    John Deere Capital Corporation                                         01/17/02          1.750%             999,222
  3,500,000    Marshall & Ilsley Corporation                                          01/17/02          2.050%           3,496,811
  2,500,000    Marshall & Ilsley Corporation                                          01/03/02          2.020%           2,499,720
  4,000,000    Old Line Funding Corp.                                                 02/11/02          1.790%           3,991,846
  1,000,000    Old Line Funding Corp.                                                 02/07/02          1.790%             998,160
  3,529,000    Old Line Funding Corp.                                                 02/04/02          1.790%           3,523,034
    410,000    Old Line Funding Corp.                                                 01/22/02          1.840%             409,560
  7,000,000    Prudential Funding Corporation                                         01/07/02          2.050%           6,997,688
  1,000,000    Toyota Motor Credit                                                    01/25/02          1.720%             998,853
  1,000,000    Toyota Motor Credit                                                    01/18/02          1.730%             999,183
  4,000,000    Toyota Motor Credit                                                    01/09/02          1.930%           3,998,368
    925,000    Toyota Motor Credit                                                    01/09/02          1.800%             924,630
  4,146,000    Triple-A One Funding Corporation                                       03/15/02          1.810%           4,130,783
  4,000,000    Triple-A One Funding Corporation                                       01/18/02          1.790%           3,996,619
  2,000,000    Triple-A One Funding Corporation                                       01/02/02          2.200%           1,999,878
  2,000,000    Tyco Capital Corporation                                               02/01/02          1.830%           1,996,848
  2,000,000    Tyco Capital Corporation                                               01/17/02          2.090%           1,998,142
  3,000,000    Tyco Capital Corporation                                               01/14/02          2.070%           2,997,776
  1,500,000    Wells Fargo Financial, Inc.                                            01/29/02          2.000%           1,497,608
  1,000,000    Wells Fargo Financial, Inc.                                            01/24/02          1.800%             998,850
  2,000,000    Wells Fargo Financial, Inc.                                            01/18/02          2.060%           1,998,054
  2,000,000    Wells Fargo Financial, Inc.                                            01/16/02          1.970%           1,998,358
                                                                                                                      ------------
               Total Commercial Paper                                                                                  120,270,202
                                                                                                                      ------------
               Total Corporate Securities                                                                              169,488,226
                                                                                                                      ------------

SHORT TERM SECURITIES -- 20.2%

MONEY MARKET
  9,955,224    AIM Liquid Assets - Cash Management Fund                                                                  9,955,224
  9,290,055    Federated Prime Cash Fund                                                                                 9,290,055
    339,794    Highmark U.S. Government Money Market Fund                                                                  339,794
                                                                                                                      ------------
               Total Money Market                                                                                       19,585,073
                                                                                                                      ------------
               Short-Term Investments Held as Collateral for Loaned Securities                                          23,086,688
                                                                                                                      ------------
               Total Short Term Securities                                                                              42,671,761
                                                                                                                      ------------
Total Investments, at Amortized Cost                                                                                  $232,310,227
                                                                                                                      ------------
                                                                                                                      ------------

NOTES TO SCHEDULE OF INVESTMENTS

(a)<F6> The security has a floating/variable rate coupon payment tied to the 1 Month US Libor rate and resets monthly. The rate shown is as of December 31, 2001.
(b)<F7> The security has a floating/variable rate coupon payment tied to the 3 Month US Libor rate and resets quarterly. The rate shown is as of December 31, 2001.

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors of
  North Track Funds, Inc. and the
  Shareholders of the Cash Reserve Fund:

  We have audited the accompanying balance sheet, including the schedule of investments, of the North Track Funds (a Maryland corporation) Cash Reserve Fund as of December 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the North Track Funds Cash Reserve Fund as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States.

                                                ARTHUR ANDERSEN LLP

Milwaukee, Wisconsin,
January 18, 2002

MANAGEMENT

North Track is governed by a Board of Directors that oversees its business affairs, and meets regularly to review each Fund's investments, performance and expenses. The Board elects the officers of North Track and hires service providers for each Fund, including the Funds' investment advisor and distributor, B.C. Ziegler and Company. The policy of North Track is that a majority of its Board of Directors must be independent of B.C. Ziegler and Company.

The standing committees of North Track's Board of Directors include an audit committee, nominating committee and pricing committee. The audit and nominating committees consist of all of the independent Directors, namely Ralph J. Eckert, Marsha L. Wallace and James G. DeYoung. The pricing committee consists of Ms. Wallace, Peter D. Ziegler, and Steven P. Kent.

The Directors and Officers of North Track are listed below, together with their principal occupations during the past five years. Directors serve terms of indefinite duration. Officers are elected annually by the Board for one-year terms. The current Statement of Additional Information for the Funds contains additional information about the Directors and officers and is available, without charge, upon request by calling North Track toll free at (800) 826-4600.

                                                                                                      NUMBER OF
                                        TERM OF                                                       NORTH TRACK  OTHER
                          POSITION(S)   OFFICE AND                                                    FUNDS        DIRECTORSHIPS
                          HELD WITH     LENGTH OF   PRINCIPAL OCCUPATION                              OVERSEEN     HELD BY
NAME, ADDRESS AND AGE     NORTH TRACK   TIME SERVED DURING PAST FIVE YEARS                            BY DIRECTOR  DIRECTOR
---------------------     -----------   ----------- ----------------------                            -----------  -------------
Peter D. Ziegler, 521<F8> Chairman of   Director    Director, The Ziegler Companies, Inc. from 1986   10           West Bend Mutual
215 North Main Street     the Board,    since 2001  to 2001; President and CEO of The Ziegler                      Insurance Co.
West Bend, WI 53209       Director                  Companies, Inc. from 1990 to 2001; Director,                   Trustmark
                                                    West Bend Mutual Insurance Company, West                       Insurance Co.
                                                    Bend, Wisconsin; Director, Trustmark Insurance
                                                    Company, Lake Forest, Illinois

Steven P. Kent, 512<F9>   Director      Director    Managing Director in Corporate Finance            10
8220 Greystone Court                    since 2001  Department, Keefe, Bruyette & Woods,
Burr Ridge, IL 60521                                Incorporated (investment banking firm) from
                                                    August 1998 to present; Managing Director in
                                                    Corporate Finance Dept., Robert W. Baird &
                                                    Co., Inc. from 1993 to 1998.

Ralph J. Eckert, 72       Director      Director    Chairman Emeritus and Director, Trustmark         10
2059 Keystone Ranch Road                since 1996  Insurance Cos. (Mutual Life Insurance Company)
Dillon, CO 80435                                    from 1997 to 1999; Chairman, Trustmark
                                                    Insurance Cos. from 1991 to 1997.

Marcia L. Wallace, 54     Director      Director    Retired; Senior Vice President in Global Trust    10
575 Commonwealth Place                  since 2001  Services and Institutional Custody, First Chicago
Sarasota, FL 34242                                  NBD/Bank One from 1984 to 1998.

James G. De Jong, 50      Director      Director    President and Managing Shareholder of O'Neil,     10
11000 N. Wyngate Trace                  since 2001  Cannon & Hollman S.C. (law firm).
Mequon, WI 53092

Robert J. Tuszynski, 42   President     Officer     Managing Director, Ziegler Investment Group,      N/A          N/A
250 E. Wisconsin Ave.                   since 1984  B.C. Ziegler and Company, since 1999; prior
Suite 1900                                          thereto, Senior Vice President, B.C. Ziegler and
Milwaukee, WI 53202                                 Company, from 1996 to 1999.

James L. Brendemuehl, 56  Senior Vice   Officer     Vice President - Mutual Funds, B.C. Ziegler       N/A          N/A
250 E. Wisconsin Ave.     President -   since 1999  and Company since 1995.
Suite 1900                Sales
Milwaukee, WI 53202

John H. Lauderdale, 36    Senior Vice   Officer     Wholesaler, B.C. Ziegler and Company since        N/A          N/A
250 E. Wisconsin Ave.     President -   since 1993  1991; prior thereto, Marketing Account
Suite 1900                Marketing                 Executive, The Patten Company
Milwaukee, WI 53202

Franklin P. Ciano, 49     Chief         Officer     Manager of North Track Operations, B.C.
215 North Main Street     Financial     since 1996  Ziegler and Company since 1996.                   N/A          N/A
West Bend, WI 53209       Officer and
                          Treasurer

Kathleen J. Cain, 44      Secretary     Officer     Administrative assistant to President of North    N/A          N/A
250 E. Wisconsin Ave.                   since 1999  Track, B.C. Ziegler and Company, since 1999;
Suite 1900                                          prior thereto, Assistant Secretary/Treasurer for
Milwaukee, WI 53202                                 Regal Ware, Inc. (kitchen items manufacturer).

1<F8> Mr. Ziegler is considered to be an "interested person" (as defined in the Investment Company Act of 1940) because he formerly served as an officer and director of The Ziegler Companies, Inc. and is the beneficial owner of in excess of 5% of the outstanding common stock of The Ziegler Companies, Inc.
2<F9> Mr. Kent is considered to be an "interested person" (as defined in the Investment Company Act of 1940) because Keefe, Bruyette and Woods, Inc., the investment banking firm with which Mr. Kent is affiliated, previously performed consulting work for The Ziegler Companies, Inc.

NORTH TRACK FUNDS, INC.

1-800-826-4600

Sales & Marketing
250 East Wisconsin Avenue
Suite 1900
Milwaukee, Wisconsin 53202

Operations and Accounting
215 North Main Street
West Bend, Wisconsin 53095

OFFICERS AND DIRECTORS
Peter D.Ziegler, Director
Ralph J. Eckert,Director
Marcia L. Wallace, Director
James G. DeJong, Director
Steven P. Kent, Director
Robert J. Tuszynski, President, CEO
Franklin P. Ciano, CFO and Treasurer
James L. Brendemuehl, Senior Vice President
John H. Lauderdale, Senior Vice President of Marketing
Kathleen J. Cain, Secretary
Donald J. Liebetrau, Assistant Vice President
Patricia J. Weinert, Assistant Vice President

INVESTMENT ADVISORS
B.C. Ziegler and Company
250 East Wisconsin Avenue
Suite 1900
Milwaukee, Wisconsin 53202

Geneva Capital Management, Ltd.
(Sub-Advisor to Managed Growth Fund)
250 East Wisconsin Avenue
Suite 1050
Milwaukee, Wisconsin 53202

DISTRIBUTOR
B.C. Ziegler and Company
250 East Wisconsin Avenue
Suite 1900
Milwaukee, Wisconsin 53202

ACCOUNTING/PRICING AGENT
B.C. Ziegler and Company
215 North Main Street
West Bend, Wisconsin 53095

TRANSFER AND DIVIDEND DISBURSING AGENT
PFPC Global Fund Services
P.O. Box 60504
King of Prussia, Pennsylvania 19406

CUSTODIAN
Union Bank of California
475 Sansome Street
San Francisco,  California 94111

COUNSEL
Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

AUDITOR
Arthur Andersen LLP
100 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

(ZIEGLER LOGO)

215 North Main Street
West Bend, WI 53095

ANNUAL REPORT

SHAREHOLDER INFORMATION
1-800-826-4600
www.northtrackfunds.com

This report was prepared for the information of shareholders of North Track Funds, Inc., and may not be used in connection with the offering of securities unless preceded or accompanied by a current prospectus.

BCZ172 - 02/02

215 North Main Street o West Bend, Wisconsin 53095-3348

(NORTH TRACK LOGO)
SHARPEN YOUR FOCUS

ANNUAL REPORT

SHAREHOLDER INFORMATION
1-800-826-4600
www.northtrackfunds.com

This report was prepared for the information of shareholders of North Track Funds, Inc., and may not be used in connection with the offering of securities unless preceded or accompanied by a current prospectus.

A05 NT178 - 02/02

215 North Main Street o West Bend, Wisconsin 53095-3348

(NORTH TRACK LOGO)
SHARPEN YOUR FOCUS

ANNUAL REPORT

SHAREHOLDER INFORMATION
1-800-826-4600
www.northtrackfunds.com

This report was prepared for the information of shareholders of North Track Funds, Inc., and may not be used in connection with the offering of securities unless preceded or accompanied by a current prospectus.

A05 NT809 - 02/02